UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – July 28, 2009 (July 27, 2009)

CODORUS VALLEY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-15536	23-2428543
(State or other jurisdiction of of incorporation)	(Commission File Number)	(IRS Employer Number)

105 Leader Heights Road P.O. Box 2887 York, Pennsylvania	17405-2887
(Address of principal executive offices)	(Zip code)

717-747-1519
(Registrant’s telephone number including area code)

N/A
 (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
       (17 CFR 240.13e-4(c))

CODORUS VALLEY BANCORP, INC.
FORM 8-K

Item 2.02	Results of Operations and Financial Condition.

(a)
On July 27, 2009, Codorus Valley Bancorp, Inc. (Codorus Valley) issued a Press Release, attached as Exhibit 99.1, announcing the declaration of a quarterly cash dividend and the results of operations, in summary form, for the period ended June 30, 2009, compared to the period ended June 30, 2008.

Item 9.01	Financial Statements and Exhibits

(c)          Exhibits.

No.           Description
99.1	Press release of Codorus Valley Bancorp, Inc., dated July 27, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Codorus Valley Bancorp, Inc.
(Registrant)

Date: July 28, 2009                                                                                           /s/ Larry J. Miller
          Larry J. Miller
          President and Chief
          Executive Officer
          (Principal Executive Officer)

EXHIBIT INDEX

99.1	Press release of Codorus Valley Bancorp, Inc., dated July 27, 2009.